HBT Financial, Inc. January 24, 2024 Q4 2023 Results Presentation

Arial 0 101 88 14 137 119 8 176 152 96 194 80 166 182 64 215 237 234 109 110 106 255 255 255 0 0 0 0 101 88 1st Level Bullet Text Charts Soft colors 211, 217, 216 211, 223, 220 217, 236, 215 211, 226, 222 242, 249, 248 249, 252, 251 250, 250, 250 229, 233, 213 1 Forward-Looking Statements Readers should note that in addition to the historical information contained herein, this presentation contains, and future oral and written statements of HBT Financial, Inc. (the “Company” or “HBT”) and its management may contain, "forward-looking statements" within the meanings of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "will," "propose," "may," "plan," "seek," "expect," "intend," "estimate," "anticipate," "believe," "continue,“ or “should,” or similar terminology. Any forward-looking statements presented herein are made only as of the date of this presentation, and the Company does not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to: (i) the strength of the local, state, national and international economies (including effects of inflationary pressures and supply chain constraints); (ii) the economic impact of any future terrorist threats and attacks, widespread disease or pandemics (including the COVID-19 pandemic in the United States), acts of war or other threats thereof (including the Israeli-Palestinian conflict and the Russian invasion of Ukraine), or other adverse external events that could cause economic deterioration or instability in credit markets, and the response of the local, state and national governments to any such adverse external events; (iii) changes in accounting policies and practices, as may be adopted by state and federal regulatory agencies, the FASB or the PCAOB (including the Company’s adoption of the current expected credit losses ("CECL") methodology); (iv) changes in state and federal laws, regulations and governmental policies concerning the Company’s general business and any changes in response to the recent failures of other banks; (v) changes in interest rates and prepayment rates of the Company’s assets (including the impact of LIBOR phase-out and the recent and potential additional rate increases by the Federal Reserve); (vi) increased competition in the financial services sector, including from non-bank competitors such as credit unions and “fintech” companies, and the inability to attract new customers; (vii) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (viii) unexpected results of acquisitions, which may include failure to realize the anticipated benefits of acquisitions and the possibility that transaction costs may be greater than anticipated; (ix) the loss of key executives or employees; (x) changes in consumer spending; (xi) unexpected outcomes of existing or new litigation involving the Company; (xii) the economic impact of exceptional weather occurrences such as tornadoes, floods and blizzards; (xiii) fluctuations in the value of securities held in our securities portfolio; (xiv) concentrations within our loan portfolio, large loans to certain borrowers, and large deposits from certain clients; (xv) the concentration of large deposits from certain clients who have balances above current FDIC insurance limits and may withdraw deposits to diversify their exposure; (xvi) the level of non-performing assets on our balance sheets; (xvii) interruptions involving our information technology and communications systems or third-party servicers; (xviii) breaches or failures of our information security controls or cybersecurity-related incidents, and (xix) the ability of the Company to manage the risks associated with the foregoing as well as anticipated. Readers should note that the forward-looking statements included in this presentation are not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking statements. Additional information concerning the Company and its business, including additional factors that could materially affect the Company’s financial results, is included in the Company’s filings with the Securities and Exchange Commission. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures. While the Company believes these are useful measures for investors, they are not presented in accordance with GAAP. You should not consider non-GAAP measures in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Because not all companies use identical calculations, the presentation herein of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Tax-equivalent adjustments assume a federal tax rate of 21% and state tax rate of 9.5%. For a reconciliation of the non-GAAP measures we use to the most closely comparable GAAP measures, see the Appendix to this presentation.

Arial 0 101 88 14 137 119 8 176 152 96 194 80 166 182 64 215 237 234 109 110 106 255 255 255 0 0 0 0 101 88 1st Level Bullet Text Charts Soft colors 211, 217, 216 211, 223, 220 217, 236, 215 211, 226, 222 242, 249, 248 249, 252, 251 250, 250, 250 229, 233, 213 2 Q4 2023 Highlights Continued loan growth and excellent asset quality n Strong loan production during Q4 2023 mainly from existing loan relationships, while maintaining consistently conservative underwriting standards, with loans increasing $61.6 million, or 1.8%, compared to September 30, 2023 n Maintained excellent asset quality with the ratio of nonperforming assets to total assets of 0.17% and net charge-offs to average loans of 0.06% Strong profitability n Net income of $18.4 million, or $0.58 per diluted share; return on average assets (ROAA) of 1.46% and return on average tangible common equity (ROATCE)1 of 18.96% n Adjusted net income1 of $19.3 million, or $0.60 per diluted share; adjusted ROAA1 of 1.53% and adjusted ROATCE1 of 19.81% n Disciplined management of noninterest expenses, which decreased by 0.9% compared to Q3 2023 Diversified deposit base n Deposits increased $203.4 million, compared to September 30, 2023, primarily attributable to the addition of $144.0 million of wealth management customer money market accounts previously held by a third-party institution which were brought on balance sheet and used to pay down wholesale borrowings n Maintained a strong net interest margin of 3.93% and a net interest margin (tax-equivalent basis)1 of 3.99%, both down 14 basis points compared to Q3 2023 n Cost of funds increased 30 basis points, to 1.26%, and total cost of deposits increased 36 basis points, to 1.05%, while yield on average earning assets increased by 16 basis points, to 5.13% 1 See "Non-GAAP reconciliations" in the Appendix for reconciliation of non-GAAP financial measures to their most closely comparable GAAP financial measures

Arial 0 101 88 14 137 119 8 176 152 96 194 80 166 182 64 215 237 234 109 110 106 255 255 255 0 0 0 0 101 88 1st Level Bullet Text Charts Soft colors 211, 217, 216 211, 223, 220 217, 236, 215 211, 226, 222 242, 249, 248 249, 252, 251 250, 250, 250 229, 233, 213 3 Financial Highlights ($mm) 2020 2021 2022 2023As of or for the year ended B al an ce S he et Total assets $3,667 $4,314 $4,287 $5,073 Total loans 2,247 2,500 2,620 3,404 Total deposits 3,131 3,738 3,587 4,401 Core deposits (%)1 99.1% 98.3% 99.2% 93.8 % Loans-to-deposits 71.8% 66.9% 73.0% 77.3 % CET1 (%) 13.1% 13.4% 13.1% 12.1 % TCE / TA1 9.3% 8.9% 8.1% 8.2 % K ey P er fo rm an ce In di ca to rs Adjusted ROAA* 1 1.15% 1.43% 1.31% 1.59 % Adjusted ROATCE* 1 12.3% 16.1% 15.8% 20.9 % NIM (FTE)* 1 3.60% 3.23% 3.60% 4.15 % Yield on loans* 4.69% 4.68% 4.91% 6.04 % Cost of deposits* 0.14% 0.07% 0.07% 0.60 % Cost of funds* 0.21% 0.16% 0.19% 0.86 % Efficiency ratio (FTE)1 58.9% 55.8% 56.9% 55.8 % C re di t NCOs / loans* 0.04% (0.01) % (0.08) % 0.01 % ACL / loans 1.42% 0.96% 0.97% 1.18 % NPLs / loans 0.44% 0.11% 0.08% 0.23 % NPAs / assets 0.39% 0.14% 0.12% 0.17 % Company Snapshot Overview Loan Composition Note: Financial data as of and for the three months ended December 31, 2023 unless otherwise indicated; * Annualized measure; 1 Non-GAAP financial measure. See “Non-GAAP Reconciliations” in the Appendix for reconciliation of non-GAAP financial measures to their most closely comparable GAAP financial measures. Deposit Composition ü Company incorporated in 1982 from base of family-owned banks and completed its IPO in October 2019 ü Headquartered in Bloomington, Illinois, with operations throughout Illinois and Eastern Iowa ü Strong, granular, and low-cost deposit franchise with 1.05% cost of deposits, 93.8% core deposits1 ü Conservative credit culture, with net recoveries to average loans of 8bps for the year ended December 31, 2022 and net charge- offs to average loans of 1bp for the year ended December 31, 2023 ü High profitability sustained through cycles Noninterest- bearing demand: 25% Interest-bearing demand: 26%Money market: 18% Savings: 14% Time: 14% Brokered: 3% C&I: 13% CRE–Owner occupied: 9% CRE–Non- owner occupied: 26% C&D: 11% Multi-family: 12% 1-4 Family residential: 14% Agricultural & farmland: 8% Municipal, consumer & other: 7% Commercial Commercial Real Estate

Arial 0 101 88 14 137 119 8 176 152 96 194 80 166 182 64 215 237 234 109 110 106 255 255 255 0 0 0 0 101 88 1st Level Bullet Text Charts Soft colors 211, 217, 216 211, 223, 220 217, 236, 215 211, 226, 222 242, 249, 248 249, 252, 251 250, 250, 250 229, 233, 213 4 4.07% 0.01% 0.16% (0.01)% (0.34)% 0.04% 3.93% 3Q23 Nonaccrual Interest Recoveries Loans Other Earning Assets Deposit Costs Other Funding Costs 4Q23 Earnings Overview Prior Quarter Current Quarter ($000) 3Q23 Non-GAAP Adj.1 Adjusted 3Q231 4Q23 Non-GAAP Adj.1 Adjusted 4Q231 Interest and dividend income $59,041 $— $59,041 $61,411 $— $61,411 Interest expense 10,762 — 10,762 14,327 — 14,327 Net interest income 48,279 — 48,279 47,084 — 47,084 Provision for credit losses 480 — 480 1,113 — 1,113 Net interest income after provision for credit losses 47,799 — 47,799 45,971 — 45,971 Noninterest income 9,490 790 10,280 9,205 1,155 10,360 Noninterest expense 30,671 — 30,671 30,387 — 30,387 Income before income tax expense 26,618 790 27,408 24,789 1,155 25,944 Income tax expense 6,903 226 7,129 6,343 329 6,672 Net income $19,715 $564 $20,279 $18,446 $826 $19,272 Highlights Relative to Previous Quarter * Annualized measures; 1 Non-GAAP financial measure. See “Non-GAAP Reconciliations” in the Appendix for reconciliation of non-GAAP financial measures to their most closely comparable GAAP financial measures; 2 Reflects contribution of loan interest income to net interest margin, excluding loan discount accretion and nonaccrual interest recoveries. 2 4Q23 NIM Analysis* n Net interest income decreased slightly from the third quarter of 2023 with increased funding costs partially offset by higher yields on loans and a more favorable interest-earning asset mix n Net interest margin decreased 14 basis points to 3.93% n Increased reserve requirements driven by loan growth and changes in economic forecast and qualitative factors n Adjusted noninterest income increased $0.1 million with a $0.5 million increase in wealth management fees which was mostly offset by a $0.5 million decrease in gains on foreclosed assets n Noninterest expense decreased by $0.3 million reflecting our continued expense management discipline with a $0.5 million decrease in marketing expense largely offset by a $0.4 million increase in other noninterest expense.

Arial 0 101 88 14 137 119 8 176 152 96 194 80 166 182 64 215 237 234 109 110 106 255 255 255 0 0 0 0 101 88 1st Level Bullet Text Charts Soft colors 211, 217, 216 211, 223, 220 217, 236, 215 211, 226, 222 242, 249, 248 249, 252, 251 250, 250, 250 229, 233, 213 5 5.50% 1.05% Fed Funds Rate Cost of Deposits* 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 —% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% Deposit Overview Source: St. Louis FRED * Annualized measure; 1 Represents quarterly average of federal funds target rate upper limit; 2 Weighted average spot interest rates do not include impact of purchase accounting adjustment amortization Deposit Base Highlights n Highly granular deposit base with cost increases in line with expectations during the fourth quarter of 2023 n Top 100 depositors, by balance, make up 13% of our deposit base, and the top 200 depositors make up 16% n Excluding brokered deposits, account balances consist of 71% retail, 21% business, and 8% public funds as of December 31, 2023 n Uninsured and uncollateralized deposits estimated to be $601 million, or 14% of total deposits, as of December 31, 2023 n During the fourth quarter of 2023, $144 million of wealth management customer deposits were brought on balance sheet Interest Costs* 4Q23 Spot Interest Rates2 As of 12/31/23 Interest-bearing demand 0.43% 0.44 % Money market 1.67% 2.36 % Savings 0.27% 0.30 % Time 3.16% 3.43 % Brokered 5.42% 5.42 % Total interest-bearing deposits 1.40% 1.65 % Total deposits 1.05% 1.25% 1 Deposit Beta (4Q21 to 4Q23): 18.7%

Arial 0 101 88 14 137 119 8 176 152 96 194 80 166 182 64 215 237 234 109 110 106 255 255 255 0 0 0 0 101 88 1st Level Bullet Text Charts Soft colors 211, 217, 216 211, 223, 220 217, 236, 215 211, 226, 222 242, 249, 248 249, 252, 251 250, 250, 250 229, 233, 213 6 n Fourth quarter 2023 net interest margin decreased 14 basis points from the prior quarter, primarily attributable to higher funding costs which outpaced an increase in asset yields n 38% of the loan portfolio matures or reprices within the next 12 months n Loan mix is 64% fixed rate and 36% variable rate, and 71% of variable rate loans have floors Net Interest Margin Annual Quarterly * Annualized measure; 1 Tax-equivalent basis metric; see "Non-GAAP reconciliations" in the Appendix for reconciliation of non-GAAP financial measures to their most closely comparable GAAP financial measures FTE NIM*1 GAAP NIM* Accretion of acquired loan discounts contribution to NIM* PPP loan fees contribution to NIM* FTE NIM1 GAAP NIM Accretion of acquired loan discounts contribution to NIM PPP loan fees contribution to NIM Percentage of Loans Maturing or Repricing 31.5% 6.2% 21.5% 24.4% 16.5% Fixed Variable <3m 3m-12m 12m-3y 3y-5y 5y+ 4.38% 3.60% 3.23% 3.60% 4.15% 4.31% 3.54% 3.18% 3.54% 4.09% 2019 2020 2021 2022 2023 4.17% 4.26% 4.22% 4.13% 3.99% 4.10% 4.20% 4.16% 4.07% 3.93% 4Q22 1Q23 2Q23 3Q23 4Q23 7bps 2bps 3bps 2bps 9bps N/A 9bps 24bps 4bps 0bps 2bps 7bps 9bps 10bps 10bps 0bps 0bps 0bps 0bps 0bps

Arial 0 101 88 14 137 119 8 176 152 96 194 80 166 182 64 215 237 234 109 110 106 255 255 255 0 0 0 0 101 88 1st Level Bullet Text Charts Soft colors 211, 217, 216 211, 223, 220 217, 236, 215 211, 226, 222 242, 249, 248 249, 252, 251 250, 250, 250 229, 233, 213 71 Market area defined as within 60 miles of a branch Loan Portfolio Overview: Commercial and Commercial Real Estate n $1.66 billion portfolio as of December 31, 2023 Ø $881 million in non-owner occupied CRE primarily supported by rental cash flow of the underlying properties Ø $364 million in construction and land development loans primarily to developers to sell upon completion or for long-term investment Ø $418 million in multi-family loans secured by 5+ unit apartment buildings n Office CRE exposure characterized by solid credit metrics as of December 31, 2023 with only 2.0% rated pass-watch, less than 0.1% rated substandard, and less than 0.1% past due 30 days or more Commercial Real Estate PortfolioCommercial Loan Portfolio n $428 million C&I loans outstanding as of December 31, 2023 Ø For working capital, asset acquisition, and other business purposes Ø Underwritten primarily based on borrower’s cash flow and majority further supported by collateral and personal guarantees; loans based primarily in-market1 n $296 million owner-occupied CRE outstanding as of December 31, 2023 Ø Primarily underwritten based on cash flow of the business occupying the property and supported by personal guarantees; loans based primarily in-market Health Care and Social Assistance: 10% Auto Repair & Dealers: 10% Construction: 9% Real Estate, Rental, and Leasing: 9% Retail Trade-Other: 7% Wholesale Trade: 7%Manufacturing: 6% Restaurants and Bars: 5% Finance and Insurance: 5% Professional, Scientific, and Technical Services: 4% Grain Elevators: 3% Arts, Entertainment, and Recreation: 3% Other: 22% Multi-Family: 34% Warehouse/ Manufacturing: 13% Retail: 12% Office: 10% Senior Living Facilities: 6% Hotels: 6% Land and Lots: 5% 1-4 Family Construction: 3% Medical: 2% Auto Repair & Dealers: 1% Other: 8%

Arial 0 101 88 14 137 119 8 176 152 96 194 80 166 182 64 215 237 234 109 110 106 255 255 255 0 0 0 0 101 88 1st Level Bullet Text Charts Soft colors 211, 217, 216 211, 223, 220 217, 236, 215 211, 226, 222 242, 249, 248 249, 252, 251 250, 250, 250 229, 233, 213 8 Loan Portfolio Overview: Selected Portfolios Agriculture and Farmland n $287 million portfolio as of December 31, 2023 n Borrower operations focus primarily on corn and soybean production n Federal crop insurance programs mitigate production risks n No customer accounts for more than 3% of the agriculture portfolio n Weighted average LTV on Farmland loans is 57.2% n 1.2% is rated substandard as of December 31, 2023 n Over 70% of agricultural borrowers have been with the Company for at least 10 years, and over half for more than 20 years Municipal, Consumer and Other n $239 million portfolio as of December 31, 2023 Ø Loans to municipalities are primarily federally tax-exempt Ø Consumer loans include loans to individuals for consumer purposes and typically consist of small balance loans Ø Other loans primarily include loans to nondepository financial institutions n Commercial Tax-Exempt - Senior Living Ø $44.8 million portfolio with $4.5 million average loan size Ø Weighted average LTV of 76.7% Ø 33.4% is rated substandard n Commercial Tax-Exempt – Medical Ø $23.8 million portfolio with $2.2 million average loan size Ø Weighted average LTV of 34.9% Ø No loans are rated substandard Farmland: 59% Crops: 31% Equipment: 8% Livestock: 2% Municipalities: 19% Commercial Tax- Exempt (Senior Living): 19% Commercial Tax- Exempt (Medical): 10% Consumer: 5% Other: 47%

Arial 0 101 88 14 137 119 8 176 152 96 194 80 166 182 64 215 237 234 109 110 106 255 255 255 0 0 0 0 101 88 1st Level Bullet Text Charts Soft colors 211, 217, 216 211, 223, 220 217, 236, 215 211, 226, 222 242, 249, 248 249, 252, 251 250, 250, 250 229, 233, 213 9 Loan Portfolio Overview: ACL and Asset Quality 4Q23 ACL on Loans Activity ($000) Watch List and Nonaccrual Loans ($000) As of 9/30/23 Change As of 12/31/23 Pass-Watch $ 90,359 $ 7,847 $ 98,206 Substandard 68,262 (3,940) 64,322 Nonaccrual1 6,678 1,142 7,820 CECL Methodology and Oversight n Discounted cash flow method utilized for majority of loan segments, except weighted average remaining maturity method used for consumer loans n Credit loss drivers determined by regression analysis includes Company and peer loss data and macroeconomic variables, including unemployment and GDP n ACL / Loans of 1.18% as of December 31, 2023 n ACL Committee provides model governance and oversight ACL on Unfunded Commitments n ACL on unfunded lending-related commitments decreased by $0.5 million to $3.8 million during the fourth quarter of 2023 38,863 (476) (373) 1,128 906 40,048 3Q23 Net Charge-offs Changes in Specific Reserves Changes in Economic Forecast and Qualitative Factors Changes in Portfolio and Other Changes 4Q23 1 Includes $2.6 million of loans that are wholly or partially guaranteed by the U.S. Government as of December 31, 2023.

Arial 0 101 88 14 137 119 8 176 152 96 194 80 166 182 64 215 237 234 109 110 106 255 255 255 0 0 0 0 101 88 1st Level Bullet Text Charts Soft colors 211, 217, 216 211, 223, 220 217, 236, 215 211, 226, 222 242, 249, 248 249, 252, 251 250, 250, 250 229, 233, 213 10 4.5 4.8 5.9 5.7 6.9 1.6 1.7 1.9 2.4 2.0 0.4 0.4 0.2 0.8 0.6 Asset Management and Trust Services Agricultural Services - Farm Management Agricultural Services - Real Estate Brokerage Investment Brokerage Total 2019 2020 2021 2022 2023 $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 $10 Wealth Management Overview Comprehensive Wealth Management Services n Proprietary investment management solutions n Financial planning n Trust and estate administration Wealth Management Revenue Trends ($mm) Agricultural Services n Farm management services: Over 76,000 acres managed as of December 31, 2023 n Real estate brokerage including auction services n Farmland appraisals $9.9 $6.8 $7.2 $8.4 $9.2 Over $2.3 billion of assets under management or administration as of December 31, 2023

Arial 0 101 88 14 137 119 8 176 152 96 194 80 166 182 64 215 237 234 109 110 106 255 255 255 0 0 0 0 101 88 1st Level Bullet Text Charts Soft colors 211, 217, 216 211, 223, 220 217, 236, 215 211, 226, 222 242, 249, 248 249, 252, 251 250, 250, 250 229, 233, 213 11 Securities Portfolio Overview Financial data as of December 31, 2023, unless otherwise indicated Securities Overview Key Investment Portfolio Metrics ($000) AFS HTM Total Amortized Cost $ 831,624 $ 521,439 $ 1,353,063 Unrealized Gain/(Loss) (72,163) (54,943) (127,106) Allowance for Credit Losses — — — Fair Value 759,461 466,496 1,225,957 Book Yield 2.16% 2.43% 2.26 % Effective Duration (Years) 3.26 4.93 3.90 Portfolio Composition U.S. Treasury: 12% U.S. Gov't Agency: 11% Municipal: 20% Agency RMBS: 21% Agency CMBS: 32% Corporate: 4% Amortized Cost: $1,353mm Book Yield: 2.26% Book Yield: 2.50% Book Yield: 1.98% Book Yield: 1.37% Book Yield: 2.02% Book Yield: 2.88% Book Yield: 4.47% n Company’s debt securities consist primarily of the following types of fixed income instruments: n Agency guaranteed MBS: MBS pass-throughs, CMOs, and CMBS n Municipal Bonds: weighted average NRSRO credit rating of Aa2/AA n Treasury, Government Agency Debentures, and SBA- backed Full Faith and Credit Debt n Corporate Bonds: Investment Grade Corporate and Bank Subordinated Debt n Investment strategy focused on maximizing returns and managing the Company’s asset sensitivity with high credit quality intermediate duration investments n Company emphasizes predictable cash flows that limit faster prepayments when rates decline or extended durations when rates rise n Net loss of $3.4 million on sale of $66.8 million of municipal securities in January 2024 with proceeds used to reduce wholesale funding. The book yield of the securities sold was 1.87% and the average life was 6.7 years.

Arial 0 101 88 14 137 119 8 176 152 96 194 80 166 182 64 215 237 234 109 110 106 255 255 255 0 0 0 0 101 88 1st Level Bullet Text Charts Soft colors 211, 217, 216 211, 223, 220 217, 236, 215 211, 226, 222 242, 249, 248 249, 252, 251 250, 250, 250 229, 233, 213 12 Capital and Liquidity Overview Liquidity Sources ($000) 1 Non-GAAP financial measure. See “Non-GAAP Reconciliations” in the Appendix for reconciliation of non-GAAP financial measures to their most closely comparable GAAP financial measures.; 2 Represents FHLB advance capacity based on loans currently pledged. Additional capacity of approximately $381 million would be available by pledging additional eligible loans. As of 12/31/23 Balance of Cash and Cash Equivalents $141,252 Fair Value of Unpledged Securities 827,760 Available FHLB Advance Capacity2 687,235 Available Fed Fund Lines of Credit 80,000 Total Estimated Sources of Liquidity $1,736,247 Capital and Liquidity Highlights n Overall capital levels remain strong, all capital measures increased during 4Q23, and remain well above regulatory requirements n Decreases in capital measures from YE22 to 1Q23 were primarily a result of the Town and Country acquisition n If all unrealized losses on debt securities, regardless of accounting classification, were included in tangible equity, tangible common equity to tangible assets would be 7.46% n Recent drop in interest rates drove a $21.3 million increase in our accumulated other comprehensive income (loss), which when coupled with strong earnings retention, resulted in tangible common equity to tangible assets increasing to 8.19% as of December 31, 2023 n With the loan to deposit ratio at 77%, there is more than sufficient on-balance sheet liquidity that is also supplemented by multiple untapped liquidity sources CET 1 Risk-Based Capital Ratio (%) 13.06 13.37 13.07 11.79 11.78 11.88 12.12 YE20 YE21 YE22 1Q23 2Q23 3Q23 4Q23 Tangible Common Equity to Tangible Assets (%) 9.27 8.89 8.06 7.45 7.54 7.64 8.19 YE20 YE21 YE22 1Q23 2Q23 3Q23 4Q23 1

Arial 0 101 88 14 137 119 8 176 152 96 194 80 166 182 64 215 237 234 109 110 106 255 255 255 0 0 0 0 101 88 1st Level Bullet Text Charts Soft colors 211, 217, 216 211, 223, 220 217, 236, 215 211, 226, 222 242, 249, 248 249, 252, 251 250, 250, 250 229, 233, 213 13 Near-Term Outlook n Total loans are expected to be flat to down slightly in 1Q24, but we expect loans to grow by low to mid-single digits year-over-year during 2024 n Deposit outflows have largely subsided, but movement into higher cost products is expected to continue n Investment portfolio is expected to average approximately $33 million of principal cash flows a quarter during 2024 with proceeds used to fund loan growth, decrease wholesale funding, or be reinvested into the securities portfolio n NIM is expected to continue to decline modestly during 1Q24, and flatten in 2Q24 to 3Q24 based on the current interest rate outlook and liquidity position n Noninterest income during 2024 is expected to grow in low single digits from 4Q23 n Noninterest expense should remain between $31 million and $32 million per quarter for 2024 n Asset quality expected to remain solid, although increasing unemployment and a declining economy, if any were to occur, could cause increased provisions n Stock repurchase program will continue to be used opportunistically with $15 million available under the current plan through January 1, 2025 n Current capital levels and stock valuation compared to peers support M&A if an opportunity arises

Arial 0 101 88 14 137 119 8 176 152 96 194 80 166 182 64 215 237 234 109 110 106 255 255 255 0 0 0 0 101 88 1st Level Bullet Text Charts Soft colors 211, 217, 216 211, 223, 220 217, 236, 215 211, 226, 222 242, 249, 248 249, 252, 251 250, 250, 250 229, 233, 213 14 Our History – Long track record of organic and acquisitive growth Fred Drake named President and CEO of Heartland Bank and Trust Company and leads its entry into Bloomington- Normal 1992 1964 - 1982 George Drake purchases El Paso National Bank and assembles group of banks in rural communities in Central IL M.B. Drake starts bank in Central IL 1920 HBT Financial, Inc. incorporates as a multi- bank holding company owning three banks 1982 1997 All five banks owned by HBT Financial, Inc. merge into Heartland Bank and Trust Company Wave of FDIC- assisted and strategic acquisitions, including expansion into the Chicago MSA 2010-2015 Acquisition1 of Lincoln S.B. Corp (State Bank of Lincoln) 2018 Company crosses $1bn in assets 2007 1999 - 2008 Entry into several new markets in Central IL through de novo branches and acquisitions 1 Although the Lincoln S.B. Corp transaction is identified as an acquisition above, the transaction was accounted for as a change of reporting entity due to its common control with the Company 2019 Completion of IPO in October 2020 Merger of State Bank of Lincoln into Heartland Bank and Trust Company 2021 Entry into Iowa with NXT Bank acquisition 2023 Completed acquisition of Town and Country Financial Corporation

Arial 0 101 88 14 137 119 8 176 152 96 194 80 166 182 64 215 237 234 109 110 106 255 255 255 0 0 0 0 101 88 1st Level Bullet Text Charts Soft colors 211, 217, 216 211, 223, 220 217, 236, 215 211, 226, 222 242, 249, 248 249, 252, 251 250, 250, 250 229, 233, 213 15 Full-Service Branches Central Illinois: 45 Chicago MSA: 18 Iowa: 4 Central Illinois branches Chicago MSA branches Iowa branches Our Markets Source: S&P Capital IQ; Financial data as of December 31, 2023 Full-Service Branch Locations Deposits Central Illinois: 70% Chicago MSA: 27% Iowa: 3% $4.4bn Loans Central Illinois: 50%Chicago MSA: 41% Iowa: 9% $3.4bn 67 Locations

Arial 0 101 88 14 137 119 8 176 152 96 194 80 166 182 64 215 237 234 109 110 106 255 255 255 0 0 0 0 101 88 1st Level Bullet Text Charts Soft colors 211, 217, 216 211, 223, 220 217, 236, 215 211, 226, 222 242, 249, 248 249, 252, 251 250, 250, 250 229, 233, 213 16 Business Strategy n Drake family involved in Central IL banking since 1920 n Management lives and works in our communities n Community banking and relationship-based approach stems from adherence to our Midwestern values n Committed to providing products and services to support the unique needs of our customer base n Vast majority of loans originated to borrowers domiciled within 60 miles of a branch n Robust underwriting standards will continue to be a hallmark of the Company n Maintained sound credit quality and minimal originated problem asset levels during the Great Recession n Diversified loan portfolio primarily within footprint n Underwriting continues to be a strength as evidenced by NCOs / loans of (0.01)% during 2021, (0.08)% during 2022, and 0.01% during 2023; NPLs / loans of 0.11% at 2021; 0.08% at 2022, and 0.23% at 2023 n Positioned to be the acquirer of choice for many potential partners in and adjacent to our existing markets n Successful integration of 10 community bank acquisitions2 since 2007 n Chicago MSA, in particular, has ~80 banking institutions with less than $2bn in assets n 1.43% ROAA3 and 3.23% NIM4 during 2021; 1.31% ROAA3 and 3.60% NIM4 during 2022; 1.59% ROAA3 and 4.15% NIM4 during 2023 n Highly profitable through the Great Recession n Highly defensible market position (Top 2 deposit share rank in 6 of 7 largest Central Illinois markets in which the Company operates1) that contributes to our strong core deposit base and funding advantage n Continue to deploy our excess deposit funding (77% loan-to-deposit ratio as of 4Q23) into attractive loan opportunities in larger, more diversified markets n Efficient decision-making process provides a competitive advantage over the larger and more bureaucratic money center and super regional financial institutions that compete in our markets Preserve strong ties to our communities Deploy excess deposit funding into loan growth opportunities Maintain a prudent approach to credit underwriting Pursue strategic acquisitions and sustain strong profitability 1 Source: S&P Capital IQ, data as of June 30, 2023; 2 Includes merger with Lincoln S.B. Corp in 2018, although the transaction was accounted for as a change of reporting entity due to its common control with Company; 3 Metrics based on adjusted net income, which is a non-GAAP metric; for reconciliation with GAAP metrics, see “Non-GAAP reconciliations” in Appendix; 4 Metrics presented on tax- equivalent basis; for reconciliation with GAAP metric, see “Non-GAAP reconciliations” in Appendix. Small enough to know you, big enough to serve you

Arial 0 101 88 14 137 119 8 176 152 96 194 80 166 182 64 215 237 234 109 110 106 255 255 255 0 0 0 0 101 88 1st Level Bullet Text Charts Soft colors 211, 217, 216 211, 223, 220 217, 236, 215 211, 226, 222 242, 249, 248 249, 252, 251 250, 250, 250 229, 233, 213 17 Experienced executive management team with deep community ties Fred L. Drake Executive Chairman 40 years with Company 43 years in industry J. Lance Carter President and Chief Executive Officer 22 years with Company 30 years in industry Lawrence J. Horvath Chief Lending Officer 13 years with Company 38 years in industry Mark W. Scheirer Chief Credit Officer 12 years with Company 31 years in industry Andrea E. Zurkamer Chief Risk Officer 10 years with Company 23 years in industry Diane H. Lanier Chief Retail Officer 26 years with Company 38 years in industry Peter Chapman Chief Financial Officer Joined HBT in Oct. 2022 30 years in industry

Arial 0 101 88 14 137 119 8 176 152 96 194 80 166 182 64 215 237 234 109 110 106 255 255 255 0 0 0 0 101 88 1st Level Bullet Text Charts Soft colors 211, 217, 216 211, 223, 220 217, 236, 215 211, 226, 222 242, 249, 248 249, 252, 251 250, 250, 250 229, 233, 213 18 Talented Board of Directors with deep financial services industry experience Fred L. Drake Executive Chairman • Director since 1984 • 40 years with Company • 43 years in industry J. Lance Carter Director • Director since 2011 • President and CEO of HBT Financial and Heartland Bank • 22 years with Company • 30 years in industry Patrick F. Busch Director • Director since 1998 • Vice Chairman of Heartland Bank • 28 years with Company • 45 years in industry Eric E. Burwell Director • Director since 2005 • Owner, Burwell Management Company • Invests in a variety of real estate, private equity, venture capital and liquid investments Linda J. Koch Director • Director since 2020 • Former President and CEO of the Illinois Bankers Association • 36 years in industry Gerald E. Pfeiffer Director • Director since 2019 • Former Partner at CliftonLarsonAllen LLP with 46 years of industry experience • Former CFO of Bridgeview Bancorp Allen C. Drake Director • Director since 1981 • Retired EVP with 27 years of experience at Company • Formerly responsible for Company’s lending, administration, technology, personnel, accounting, trust and strategic planning Dr. C. Alvin Bowman Director • Director since 2019 • Former President of Illinois State University • 36 years in higher education Roger A. Baker Director • Director since 2022 • Former Chairman and President of NXT Bancorporation • Owner, Sinclair Elevator, Inc. • 15 years in industry

Arial 0 101 88 14 137 119 8 176 152 96 194 80 166 182 64 215 237 234 109 110 106 255 255 255 0 0 0 0 101 88 1st Level Bullet Text Charts Soft colors 211, 217, 216 211, 223, 220 217, 236, 215 211, 226, 222 242, 249, 248 249, 252, 251 250, 250, 250 229, 233, 213 19 Investment Highlights 3 1 2 4 Track record of successfully integrating acquisitions Consistent performance through cycles drives long-term tangible book value growth Strong, granular, low-cost deposit base provides funding for loan growth opportunities Prudent risk management

Arial 0 101 88 14 137 119 8 176 152 96 194 80 166 182 64 215 237 234 109 110 106 255 255 255 0 0 0 0 101 88 1st Level Bullet Text Charts Soft colors 211, 217, 216 211, 223, 220 217, 236, 215 211, 226, 222 242, 249, 248 249, 252, 251 250, 250, 250 229, 233, 213 20 Consistent performance through cycles. . . Drivers of Profitability Source: S&P Capital IQ as available on January 11, 2024; For 2006 through June 30, 2012, the Company’s pre-tax ROAA does not include Lincoln S.B. Corp. and its subsidiaries; 1 Non-GAAP financial measure; HBT pre-tax ROAA adjusted to exclude the following significant non-recurring items in the following years: 2011: $25.4 million bargain purchase gains; 2012: $11.4 million bargain purchase gains, $9.7 million net realized gain on securities, and $6.7 million net positive adjustments on FDIC indemnification asset and true-up liability; 2013: $9.1 million net realized loss on securities and $6.9 million net loss related to the sale of branches; 2 Represents 35 high performing major exchange-traded banks headquartered in the Midwest with $2-10bn in assets and a 2022 core return on average assets above 1.0% Strong, granular, low-cost deposits supported by our leading market share in our Central Illinois markets 1 Relationship-based business model that has allowed us to cultivate and underwrite attractively priced loans A robust credit risk management framework to prudently manage credit quality Diversified sources of fee income, including in wealth management 4 Consistent outperformance, even during periods of broad economic stress 1 2 3 Pre-Tax Return on Average Assets (%) Company Company Adjusted High-Performing Peer Median 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 3Q23 YTD 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00% 2.25% 2.50% 2.75% 3.00% 1 2

Arial 0 101 88 14 137 119 8 176 152 96 194 80 166 182 64 215 237 234 109 110 106 255 255 255 0 0 0 0 101 88 1st Level Bullet Text Charts Soft colors 211, 217, 216 211, 223, 220 217, 236, 215 211, 226, 222 242, 249, 248 249, 252, 251 250, 250, 250 229, 233, 213 21 4.69 5.38 6.10 6.91 16.23 17.27 17.80 10.54 11.12 12.29 13.13 11.94 12.90 (7.26) 2007 2008 2009 2010 2017 2018 3Q19 IPO Dilution 3Q19 IPO Adjusted 2019 2020 2021 2022 2023 0.20 0.40 0.60 5.01 5.88 7.83 0.60 1.20 1.84 2.52 2007 2008 2009 2010 2017 2018 3Q19 2019 2020 2021 2022 2023 . . . drives long-term tangible book value growth Tangible Book Value Per Share Over Time ($ per share)1 1 For reconciliation with GAAP metric, see “Non-GAAP reconciliations” in Appendix; 2 In 2019, HBT Financial issued and sold 9,429,794 shares of common stock at a price of $16 per share. Total proceeds received by the Company, net of offering costs, were $138.5 million and were used to substantially fund a $170 million special dividend to stockholders of record prior to the initial public offering. Amount reflects dilution per share attributable to newly issued shares in initial public offering and special dividend payment. For reconciliation with GAAP metric, see “Non-GAAP reconciliations”; 3 Excludes dividends paid to S Corp shareholders for estimated tax liability prior to conversion to C Corp status on October 11, 2019. Excludes $170 million special dividend funded primarily from IPO proceeds. For reconciliation with GAAP metric, see “Non-GAAP reconciliations” in Appendix. 1 Cumulative Effect of Dividends Paid ($ per share)3 TBVPS CAGR1 : 12.0% TBVPS CAGR1 : 4.9% Town and Country acquisition dilution in 1Q23 estimated to be $0.68 when including acquisition expenses Negative AOCI reduces TBVPS by $1.81 as of 2023 2 2 n From 2007 to IPO, HBT generated 12.0% annual compound growth of TBVPS n Since our IPO in October 2019, TBVPS growth has been more muted, primarily due to unrealized losses on AFS securities and the Town and Country acquisition in 1Q23 n TBVPS increased by $1.10, or 9.3%, in the fourth quarter of 2023 to $12.90 as of December 31, 2023 as a result of the recent drop in interest rates which drove a $21.3 million increase in our accumulated other comprehensive income (loss) which was coupled with strong earnings retention n Through calendar year 2024, assuming published 2024 EPS consensus estimates, current dividend levels, and the estimated reversal of unrealized losses on AFS securities based on interest rates as of December 31, 2023, our goal is to grow TBVPS at a rate in- line with, or more than, its growth from 2007 to our IPO

Arial 0 101 88 14 137 119 8 176 152 96 194 80 166 182 64 215 237 234 109 110 106 255 255 255 0 0 0 0 101 88 1st Level Bullet Text Charts Soft colors 211, 217, 216 211, 223, 220 217, 236, 215 211, 226, 222 242, 249, 248 249, 252, 251 250, 250, 250 229, 233, 213 22 0.17 0.21 0.29 0.14 0.07 0.07 0.45 0.34 0.60 0.86 0.48 0.20 0.36 1.55 HBT High Performing Peers 2017 2018 2019 2020 2021 2022 3Q23 YTD* HBT Cost of Deposits % (left axis) High Performing Peers Median Cost of Deposits % (left axis) Fed Funds Rate % (right axis) 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 0.00 1.00 2.00 3.00 4.00 0.00 1.50 3.00 4.50 6.00 Strong, granular, low-cost deposit base. . . Cost of Deposits (%) Remains Consistently Below Peers Source: S&P Capital IQ as available on January 11, 2024; 1 Represents median of 35 high performing major exchange-traded banks headquartered in the Midwest with $2-10bn in assets and a 2022 core return on average assets above 1.0%; * Annualized Measure 1 2 With a Lower Deposit Beta than Peers Since Beginning of Current Interest Rate Tightening Cycle 1 Deposit Beta (4Q21 – 3Q23): HBT = 12.0%; High Performing Peers1 = 31.9%

Arial 0 101 88 14 137 119 8 176 152 96 194 80 166 182 64 215 237 234 109 110 106 255 255 255 0 0 0 0 101 88 1st Level Bullet Text Charts Soft colors 211, 217, 216 211, 223, 220 217, 236, 215 211, 226, 222 242, 249, 248 249, 252, 251 250, 250, 250 229, 233, 213 23 . . . provides funding for loan growth opportunities2 Chicago MSA n Entered market in 2011 with acquisition of Western Springs National Bank n In-market disruption from recent bank M&A in Chicago MSA has provided attractive source of local talent n Scale and diversity of Chicago MSA provides continued growth opportunities, both in lending and deposits n Loan growth in Chicago MSA spread across a variety of commercial asset classes, including multifamily, mixed use, industrial, retail, and office Central Illinois n Deep-rooted market presence expanded through several acquisitions since 2007 n Central Illinois markets have been resilient during previous economic downturns n Town and Country merger should enhance loan growth through access to new markets and opportunities to expand customer relationships with HBT’s greater ability to meet larger borrowing needs Iowa n Entered market in 2021 with acquisition of NXT Bancorporation, Inc. n Continued opportunity to accelerate loan growth in Iowa thanks to HBT’s larger lending limit and ability to add to talented banking team n Top 2 deposit share rank in 6 of 7 largest Central Illinois markets in which the Company operates1 n Deposit base is long tenured and granular across a variety of product types dispersed across our geography n Proactive campaign to reach out to top 250 largest deposit customers has been run to solidify these relationships n Detailed deposit pricing guidance is available to all consumer and commercial staff to assist in pricing discussions with customers Leading Deposit Market Position Loan Growth Opportunities As of 12/31/23 Number of Accounts (000) Average Balance ($000) Weighted Average Age (Years) Noninterest- bearing 72 $15 15.6 Interest-bearing demand 60 19 18.8 Money market 6 140 10.6 Savings 46 13 16.8 Time 17 38 3.4 Total deposits 200 $22 13.7 Deposit Base Characteristics2 1 Source: S&P Capital IQ, data as of June 30, 2023; leading deposit share defined as top 3 deposit share rank; 2 Excludes overdrawn deposit accounts

Arial 0 101 88 14 137 119 8 176 152 96 194 80 166 182 64 215 237 234 109 110 106 255 255 255 0 0 0 0 101 88 1st Level Bullet Text Charts Soft colors 211, 217, 216 211, 223, 220 217, 236, 215 211, 226, 222 242, 249, 248 249, 252, 251 250, 250, 250 229, 233, 213 24 Track record of successfully integrating acquisitions BankPlus Morton, IL $231mm deposits 2007 2012 Bank of Illinois Normal, IL FDIC-assisted $176mm deposits Western Springs National Bank Western Springs, IL FDIC-assisted $184mm deposits 2011 Citizens First National Bank Princeton, IL FDIC-assisted $808mm deposits 2018 Farmer City State Bank Farmer City, IL $70mm deposits 20152010 Bank of Shorewood Shorewood, IL FDIC-assisted $105mm deposits National Bancorp, Inc. (American Midwest Bank) Schaumburg, IL $447mm deposits Lincoln S.B. Corp (State Bank of Lincoln)1 Lincoln, IL $357mm deposits 1 Although the Lincoln Acquisition is identified as an acquisition in the above table, the transaction was accounted for as a change of reporting entity due to its common control with Company 2021 NXT Bancorporation, Inc. (NXT Bank) Central City, IA $182mm deposits Town and Country Financial Corporation (Town and Country Bank) Springfield, IL $720mm deposits 2023 3

Arial 0 101 88 14 137 119 8 176 152 96 194 80 166 182 64 215 237 234 109 110 106 255 255 255 0 0 0 0 101 88 1st Level Bullet Text Charts Soft colors 211, 217, 216 211, 223, 220 217, 236, 215 211, 226, 222 242, 249, 248 249, 252, 251 250, 250, 250 229, 233, 213 25 Prudent risk management n Risk management culture instilled by management n Well-diversified loan portfolio across commercial, regulatory CRE, and residential n Primarily originated across in-footprint borrowers n Centralized credit underwriting group that evaluates all exposures over $750,000 to ensure uniform application of policies and procedures n Conservative credit culture, strong underwriting criteria, and regular loan portfolio monitoring n Robust internal loan review process annually reviews more than 40% of loan commitments. Strategy and Risk Management n Majority of directors are independent, with varied experiences and backgrounds n Board of directors has an established Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and an Enterprise Risk Management (ERM) Committee n ERM program embodies the “three lines of defense” model and promotes business line risk ownership n Independent and robust internal audit structure, reporting directly to our Audit Committee n Strong compliance culture and compliance management system n Code of Ethics and other governance documents are available at ir.hbtfinancial.com Data Security & Privacy n Robust data security program, and under our privacy policy, we do not sell or share customer information with non-affiliated entities n Formal company-wide business continuity plan covering all departments, as well as a cybersecurity program that includes internal and outsourced, independent testing of our systems and employees Comprehensive Enterprise Risk Management Disciplined Credit Risk Management Historical Net Charge-Offs (%) 4 NCOs / Loans % 0.07% 0.04% (0.01)% (0.08)% 0.01% 2019 2020 2021 2022 2023

Arial 0 101 88 14 137 119 8 176 152 96 194 80 166 182 64 215 237 234 109 110 106 255 255 255 0 0 0 0 101 88 1st Level Bullet Text Charts Soft colors 211, 217, 216 211, 223, 220 217, 236, 215 211, 226, 222 242, 249, 248 249, 252, 251 250, 250, 250 229, 233, 213 26 Appendix

Arial 0 101 88 14 137 119 8 176 152 96 194 80 166 182 64 215 237 234 109 110 106 255 255 255 0 0 0 0 101 88 1st Level Bullet Text Charts Soft colors 211, 217, 216 211, 223, 220 217, 236, 215 211, 226, 222 242, 249, 248 249, 252, 251 250, 250, 250 229, 233, 213 27 Non-GAAP Reconciliations Adjusted Net Income and Adjusted ROAA ($000) 2020 2021 2022 2023 3Q23 4Q23 Net income $ 36,845 $ 56,271 $ 56,456 $ 65,842 $ 19,715 $ 18,446 Adjustments: Acquisition expenses1 — (1,416) (1,092) (13,691) — — Branch closure expenses — (748) — — — — Charges related to termination of certain employee benefit plans (1,457) — — — — — Gains (losses) on sale of closed branch premises — — 141 75 — — Realized losses on sale of securities — — — (1,820) (813) — Mortgage servicing rights fair value adjustment (2,584) 1,690 2,153 (1,615) 23 (1,155) Total adjustments (4,041) (474) 1,202 (17,051) (790) (1,155) Tax effect of adjustments 1,152 (95) (551) 4,711 226 329 Total adjustments after tax effect (2,889) (569) 651 (12,340) (564) (826) Adjusted net income $ 39,734 $ 56,840 $ 55,805 $ 78,182 $ 20,279 $ 19,272 Average assets $ 3,447,500 $ 3,980,538 $ 4,269,873 $ 4,927,904 $ 4,964,832 $ 5,002,449 Return on average assets 1.07% 1.41% 1.32% 1.34% 1.58%* 1.46%* Adjusted return on average assets 1.15% 1.43% 1.31% 1.59% 1.62%* 1.53%* * Annualized measure; 1 Includes recognition of an allowance for credit losses on non-PCD loans of $5.2 million and an allowance for credit losses on unfunded commitments of $0.7 million subsequent to the Town and Country merger during first quarter of 2023.

Arial 0 101 88 14 137 119 8 176 152 96 194 80 166 182 64 215 237 234 109 110 106 255 255 255 0 0 0 0 101 88 1st Level Bullet Text Charts Soft colors 211, 217, 216 211, 223, 220 217, 236, 215 211, 226, 222 242, 249, 248 249, 252, 251 250, 250, 250 229, 233, 213 28 Non-GAAP Reconciliations (cont’d) ROATCE, Adjusted ROAE, and Adjusted ROATCE ($000) 2020 2021 2022 2023 Total stockholders’ equity $ 350,703 $ 380,080 $ 383,306 $ 450,928 Less: goodwill (23,620) (25,057) (29,322) (57,266) Less: core deposit intangible assets (3,436) (2,333) (1,480) (20,272) Average tangible common equity $ 323,647 $ 352,690 $ 352,504 $ 373,390 Net income $ 36,845 $ 56,271 $ 56,456 $ 65,842 Adjusted net income 39,734 56,840 55,805 78,182 Return on average stockholders’ equity 10.51% 14.81% 14.73% 14.60 % Return on average tangible common equity 11.38% 15.95% 16.02% 17.63 % Adjusted return on average stockholders’ equity 11.33% 14.95% 14.56% 17.34 % Adjusted return on average tangible common equity 12.28% 16.12% 15.83% 20.94% * Annualized measure

Arial 0 101 88 14 137 119 8 176 152 96 194 80 166 182 64 215 237 234 109 110 106 255 255 255 0 0 0 0 101 88 1st Level Bullet Text Charts Soft colors 211, 217, 216 211, 223, 220 217, 236, 215 211, 226, 222 242, 249, 248 249, 252, 251 250, 250, 250 229, 233, 213 29 Non-GAAP Reconciliations (cont’d) ($000) 2019 2020 2021 2022 2023 Net interest income $ 133,800 $ 117,605 $ 122,403 $ 145,874 $ 191,072 Tax-equivalent adjustment 2,309 1,943 2,028 2,499 2,758 Net interest income (tax-equivalent basis) $ 136,109 $ 119,548 $ 124,431 $ 148,373 $ 193,830 Average interest-earnings assets $ 3,105,863 $ 3,318,764 $ 3,846,473 $ 4,118,124 $ 4,675,025 Net Interest Income (tax-equivalent basis) Net Interest Margin (tax-equivalent basis) * Annualized measure. (%) 2019 2020 2021 2022 2023 Net interest margin 4.31% 3.54% 3.18% 3.54% 4.09 % Tax-equivalent adjustment 0.07% 0.06% 0.05% 0.06% 0.06 % Net interest margin (tax-equivalent basis) 4.38% 3.60% 3.23% 3.60% 4.15 % Net Interest Income (tax-equivalent basis) Net Interest Margin (tax-equivalent basis) ($000) 4Q22 1Q23 2Q23 3Q23 4Q23 Net interest income $ 42,183 $ 46,837 $ 48,872 $ 48,279 $ 47,084 Tax-equivalent adjustment 698 702 715 675 666 Net interest income (tax-equivalent basis) $ 42,881 $ 47,539 $ 49,587 $ 48,954 $ 47,750 Average interest-earnings assets $ 4,079,261 $ 4,523,721 $ 4,715,897 $ 4,708,331 $ 4,748,750 (%) 4Q22 1Q23 2Q23 3Q23 4Q23 Net interest margin 4.10%* 4.20%* 4.16%* 4.07%* 3.93%* Tax-equivalent adjustment 0.07%* 0.06%* 0.06%* 0.06%* 0.06%* Net interest margin (tax-equivalent basis) 4.17%* 4.26%* 4.22%* 4.13%* 3.99%*

Arial 0 101 88 14 137 119 8 176 152 96 194 80 166 182 64 215 237 234 109 110 106 255 255 255 0 0 0 0 101 88 1st Level Bullet Text Charts Soft colors 211, 217, 216 211, 223, 220 217, 236, 215 211, 226, 222 242, 249, 248 249, 252, 251 250, 250, 250 229, 233, 213 30 Non-GAAP Reconciliations (cont’d) Efficiency Ratio (tax-equivalent basis) ($000) 2020 2021 2022 2023 Total noninterest expense $ 91,956 $ 91,246 $ 105,107 $ 130,964 Less: amortization of intangible assets (1,232) (1,054) (873) (2,670) Noninterest expense excluding amortization of intangible assets $ 90,724 $ 90,192 $ 104,234 $ 128,294 Net interest income $ 117,605 $ 122,403 $ 145,874 $ 191,072 Total noninterest income 34,456 37,328 34,717 36,046 Operating revenue 152,061 159,731 180,591 227,118 Tax-equivalent adjustment 1,943 2,028 2,499 2,758 Operating revenue (tax-equivalent basis) $ 154,004 $ 161,759 $ 183,090 $ 229,876 Efficiency ratio 59.66% 56.46% 57.72% 56.49 % Efficiency ratio (tax-equivalent basis) 58.91% 55.76% 56.93% 55.81%

Arial 0 101 88 14 137 119 8 176 152 96 194 80 166 182 64 215 237 234 109 110 106 255 255 255 0 0 0 0 101 88 1st Level Bullet Text Charts Soft colors 211, 217, 216 211, 223, 220 217, 236, 215 211, 226, 222 242, 249, 248 249, 252, 251 250, 250, 250 229, 233, 213 31 Non-GAAP Reconciliations (cont’d) Tangible Book Value Per Share and Cumulative Effect of Dividends (2007 to 3Q19) ($mm) 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 3Q19 Tangible book value per share Total equity $109 $120 $130 $143 $197 $262 $257 $287 $311 $326 $324 $340 $349 Less: goodwill (23) (23) (23) (23) (23) (23) (12) (12) (24) (24) (24) (24) (24) Less: core deposit intangible (9) (9) (7) (7) (7) (15) (11) (9) (11) (9) (7) (5) (4) Tangible common equity $77 $88 $99 $113 $167 $224 $233 $265 $276 $294 $293 $311 $321 Shares outstanding (mm) 16.47 16.28 16.30 16.33 16.45 17.84 18.03 18.03 18.02 18.07 18.07 18.03 18.03 Book value per share $6.65 $7.36 $7.95 $8.73 $12.00 $14.68 $14.23 $15.92 $17.26 $18.05 $17.92 $18.88 $19.36 Tangible book value per share $4.69 $5.38 $6.10 $6.91 $10.15 $12.56 $12.93 $14.72 $15.33 $16.25 $16.23 $17.27 $17.80 TBVPS CAGR (%) 12.0% Cumulative effect of dividends per share Cumulative regular dividends $-- $3 $7 $10 $13 $17 $22 $26 $33 $38 $46 $54 $62 Cumulative special dividends -- -- -- -- -- 10 10 10 10 20 45 52 79 Cumulative effect of dividends $-- $3 $7 $10 $13 $27 $32 $36 $43 $58 $91 $106 $141 Shares outstanding (mm) 16.47 16.28 16.30 16.33 16.45 17.84 18.03 18.03 18.02 18.07 18.07 18.03 18.03 Cumulative effect of dividends per share $-- $0.20 $0.40 $0.60 $0.79 $1.53 $1.77 $2.02 $2.36 $3.21 $5.01 $5.88 $7.83

Arial 0 101 88 14 137 119 8 176 152 96 194 80 166 182 64 215 237 234 109 110 106 255 255 255 0 0 0 0 101 88 1st Level Bullet Text Charts Soft colors 211, 217, 216 211, 223, 220 217, 236, 215 211, 226, 222 242, 249, 248 249, 252, 251 250, 250, 250 229, 233, 213 32 Non-GAAP Reconciliations (cont’d) IPO Adjusted Tangible Book Value Per Share ($mm) IPO Adjusted 3Q19 2019 2020 2021 2022 2023 Tangible book value per share Total equity $333 $364 $412 $374 $489 Less: goodwill (24) (24) (29) (29) (60) Less: core deposit intangible (4) (3) (2) (1) (21) Tangible common equity $305 $337 $381 $343 $409 Shares outstanding (mm) 27.46 27.46 28.99 28.75 31.70 Book value per share $12.12 $13.25 $14.21 $12.99 $15.44 Tangible book value per share $10.54 $11.12 $12.29 $13.13 $11.94 $12.90 Tangible book value per share CAGR (%) 4.9 % Tangible Book Value Per Share (IPO adjusted 3Q19 to 4Q23) ($000) 3Q19 Tangible common equity Total equity $348,936 Less: goodwill (23,620) Less: core deposit intangible (4,366) Tangible common equity 320,950 Net proceeds from initial public offering 138,493 Use of proceeds from initial public offering (special dividend) (169,999) IPO adjusted tangible common equity $289,444 Shares outstanding 18,027,512 New shares issued during initial public offering 9,429,794 Shares outstanding, following the initial public offering 27,457,306 Tangible book value per share $17.80 Dilution per share attributable to new investors and special dividend payment (7.26) IPO adjusted tangible book value per share $10.54

Arial 0 101 88 14 137 119 8 176 152 96 194 80 166 182 64 215 237 234 109 110 106 255 255 255 0 0 0 0 101 88 1st Level Bullet Text Charts Soft colors 211, 217, 216 211, 223, 220 217, 236, 215 211, 226, 222 242, 249, 248 249, 252, 251 250, 250, 250 229, 233, 213 33 Non-GAAP Reconciliations (cont’d) ($000) 2020 2021 2022 1Q23 2Q23 3Q23 4Q23 Tangible common equity Total equity $ 363,917 $ 411,881 $ 373,632 $ 450,098 $ 450,852 $ 456,251 $ 489,496 Less: goodwill (23,620) (29,322) (29,322) (59,876) (59,876) (59,820) (59,820) Less: core deposit intangible (2,798) (1,943) (1,070) (22,842) (22,122) (21,402) (20,682) Tangible common equity $ 337,499 $ 380,616 $ 343,240 $ 367,380 $ 368,854 $ 375,029 $ 408,994 Tangible assets Total assets $ 3,666,567 $ 4,314,254 $ 4,286,734 $ 5,013,821 $ 4,975,810 $ 4,991,768 $ 5,073,170 Less: goodwill (23,620) (29,322) (29,322) (59,876) (59,876) (59,820) (59,820) Less: core deposit intangible (2,798) (1,943) (1,070) (22,842) (22,122) (21,402) (20,682) Tangible assets $ 3,640,149 $ 4,282,989 $ 4,256,342 $ 4,931,103 $ 4,893,812 $ 4,910,546 $ 4,992,668 Total stockholders’ equity to total assets 9.93% 9.55% 8.72% 8.98% 9.06% 9.14% 9.65 % Tangible common equity to tangible assets 9.27% 8.89% 8.06% 7.45% 7.54% 7.64% 8.19 % Tangible Common Equity to Tangible Assets

Arial 0 101 88 14 137 119 8 176 152 96 194 80 166 182 64 215 237 234 109 110 106 255 255 255 0 0 0 0 101 88 1st Level Bullet Text Charts Soft colors 211, 217, 216 211, 223, 220 217, 236, 215 211, 226, 222 242, 249, 248 249, 252, 251 250, 250, 250 229, 233, 213 34 Non-GAAP Reconciliations (cont’d) ($000) 2020 2021 2022 2023 Total deposits $ 3,130,534 $ 3,738,185 $ 3,587,024 $ 4,401,437 Less: time deposits of $250,000 or more (26,687) (59,512) (27,158) (130,183) Less: brokered deposits — (4,238) — (144,880) Core deposits $ 3,103,847 $ 3,674,435 $ 3,559,866 $ 4,126,374 Core deposits to total deposits 99.15% 98.29% 99.24% 93.75 % Core Deposits

HBT Financial, Inc.